UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2009

PLX TECHNOLOGY, INC.
 (Exact Name of Registrant as Specified in its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
              (Commission File Number)                      (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
 (Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
 (Registrant's telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

    This Amendment No. 2 (the “Amendment”) to the Current Report on Form 8-K initially filed on January 6, 2009 (the “Initial Form 8-K”) by PLX Technology, Inc. (“PLX” or the “Company”) is being filed solely for the purpose of including a conformed signature on the signature page of the electronic filing of Amendment No. 1 to the Initial Form 8-K filed on March 18, 2009.  The conformed signature was inadvertently omitted from the signature page of the electronic filing of Amendment No. 1.  Other than including a conformed signature, this Amendment does not modify the disclosure contained in Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The Audited Financial Statements of Oxford as of December 31, 2008 and for the year then ended and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(Explanatory note: The Audited Financial Statements are incorporated by reference to Exhibit 99.1 of the Company’s Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.)

(b)           Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements of PLX are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2008
ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2008
iii.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(Explanatory note: The Unaudited Pro Forma Condensed Combined Financial Statements are incorporated by reference to Exhibit 99.2 of the Company’s Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.)

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, by and among PLX Technology, Inc., Osprey Acquisition Sub, Inc., Oxford Semiconductor, Inc. and VantagePoint Venture Partners IV (Q), L.P., as stockholder representative, and amendment thereto, respectively filed as Exhibits 2.1 to the Company’s Form 8-K, filed on December 19, 2008, and January 6, 2009, and incorporated herein by reference.

23.1	Consent of Independent Accountants - Incorporated by reference to Exhibit 23.1 of the Company's Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.

99.1
Audited Financial Statements of Oxford as of December 31, 2008 and for the year then ended - Incorporated by reference to Exhibit 99.1 of the Company's Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.

99.2
Unaudited Pro Forma Combined Condensed Financial Statements of PLX as of December 31, 2008 and for the year then ended and notes thereto - Incorporated by reference to Exhibit 99.2 of the Company's Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.

Dated: March 19, 2009	By: /s/ Arthur O. Whipple
Arthur O. Whipple
Chief Financial Officer